UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant ☒                            Filed by a party other than the registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

Federal-Mogul Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholders

Meeting to be Held on May 27, 2009

Meeting Information
FEDERAL-MOGUL CORPORATION		Meeting Type: Annual Stockholders
For holders as of: April 2, 2009
Date: May 27, 2009 Time: 10:00 a.m. EDT
	Location:	Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available online at www.proxyvote.com.
FEDERAL-MOGUL CORPORATION 26555 NORTHWESTERN HIGHWAY SOUTHFIELD, MI 48033

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT	PROXY CARD
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2009 to facilitate timely delivery. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
If you would like to receive proxy materials relating to all of our future stockholder meetings, you may contact us by Internet, telephone or email as noted above.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, see www.federalmogul.com/investors/

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL NO. 1.

PROPOSAL NO.1- ELECTION OF DIRECTORS

Nominees:
01) Carl C. Icahn	06) Keith A. Meister
02) José Maria Alapont	07) David S. Schechter
03) George Feldenkreis	08) Neil S. Subin
04) Vincent J. Intrieri	09) James H. Vandenberghe
05) J. Michael Laisure